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                                                                    EXHIBIT D(2)

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND RIDGEFIELD PARK, NJ

     Number                                                            Shares

     PREFERRED                                                         PREFERRED
     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ON OCTOBER 15, 1928

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that                                            is the owner of
                                                              CUSIP 368802 XX X

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1 EACH
               OF THE   % CUMULATIVE PREFERRED STOCK, SERIES B OF

GENERAL AMERICAN INVESTORS COMPANY, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation (a copy of which is on file at the office of the Transfer Agent of the Corporation) and all amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                     [SEAL]

                                                            Dated

/s/                                                         /s/
            Secretary                                                 President

COUNTERSIGNED AND REGISTERED:
Mellon Investor Services LLC
                TRANSFER AGENT
                AND REGISTRAR,

By

              AUTHORIZED SIGNATURE

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                    GENERAL AMERICAN INVESTORS COMPANY, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO A STOCKHOLDER UPON REQUEST A STATEMENT OF THE DESIGNATIONS, PREFERENCE AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Corporation or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -- as tenants in common

       TEN ENT -- as tenants by the entireties

       JT TEN  -- as joint tenants with right of
                  survivorship and not as tenants
                  in common

                                Custodian
       UNIF GIFT MIN ACT -- ..........................
                                (Cust)        (Minor)
                            under Uniform Gifts to Minors
                            Act...............
                                (State)

          Additional abbreviations may also be used though not in the above list.

          NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

          For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------------Shares

of the capital stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint ------------------------- -------------------

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Attorney to transfer for the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, _____________________

                                                -------------------------------

Signature(s) Guaranteed

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.